                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM  8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 28, 1999



                          READING ENTERTAINMENT, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)



       DELAWARE                333-13413                   23-2859312
       --------                ---------                   ----------
(State of incorporation)  (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


                             ONE PENN SQUARE WEST
                           30 SOUTH FIFTEENTH STREET
                                  SUITE 1300
                     PHILADELPHIA, PENNSYLVANIA 19102-4813
              (Address of principal executive offices)(Zip Code)



                 REGISTRANT'S TELEPHONE NUMBER:  215-569-3344
                                                 ------------


        ______________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 28, 1999, the Company was advised by Ernst & Young LLP (E&Y) that, E&Y would decline to stand for re-election as the Company's independent accountants with respect to the year ended December 31, 1999. E&Y's Reports on the Company's Financial Statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Prior to receiving this information from E&Y, no decision had been made by the Company, the Board of Directors or any audit or similar committee of the Board of Directors, with respect to the ongoing retention of E&Y as the Company's independent accountants for such year. A decision was previously communicated to E&Y that the Company's Australian subsidiary, Reading Entertainment Australia Pty Ltd, would be seeking another independent accountant.

     During the Company's two most recent fiscal years, and interim period preceding E&Y's resignation, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved, to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of the disagreement in connection with E&Y's report.

     During the Company's two most recent fiscal years and the subsequent interim period preceding E&Y's declination, E&Y did not advise the Company:

     (a) That any internal controls necessary for the Company to develop reliable financial statements did not exist;

     (b) That any information had come to E&Y's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (c)(1) Of any need to expand significantly the scope of its audit, or that information had come to E&Y's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; and, consequently, insofar as the Company is aware,

     (c)(2) E&Y was not prevented from expanding the scope of its audit or conducting further investigations due to E&Y's resignation, audit scope limitations, or any other reason;
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     (d)(1) That information had come to E&Y's attention that it had concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements.

     The Company has provided E&Y with a copy of this report and has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.

     The Company has engaged Deloitte & Touche LLP ("Deloitte") as the Company's independent accountant. During the Company's two most recent fiscal years and the interim period subsequent to the fiscal year ended December 31, 1998, neither the Company nor any person on the Company's behalf consulted Deloitte concerning either:

     (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; and no written or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or

     (b) any matter that was the subject of a disagreement or a reportable event, as those items are defined under Regulation ss. 229-304 (17 C.F.R. ss, 229.304).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     c.  Exhibits

         (To be filed by amendment.)
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    READING ENTERTAINMENT, INC., REGISTRANT


Date:   June 7, 1999                        By: /s/ James A.Wunderle
        ------------                            ------------------------
                                                James A.Wunderle
                                                Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer
                                                (Duly Authorized Officer and
                                                Principal Financial Officer)



Date:   June 7, 1999                        By: /s/ David J. Brown
        ------------                            -----------------------
                                                David J. Brown
                                                Controller
                                                (Chief Accounting Officer)